UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-04700
The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: March 31, 2011
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
The Gabelli Equity Trust Inc.
First Quarter Report
March 31, 2011

Mario J. Gabelli, CFA	Zahid Siddique
To Our Shareholders,
     During the first quarter of 2011, The Gabelli Equity Trust’s (the “Fund”) net asset value (“NAV”) total return was 8.5% compared with the Standard & Poor’s (“S&P”) 500 Index of 5.9% and the Dow Jones Industrial Average of 7.1%. The total return for the Fund’s publicly traded shares was 11.3% during the first quarter of 2011.
     Enclosed is the investment portfolio as of March 31, 2011.
Comparative Results
Average Annual Returns through March 31, 2011 (a) (Unaudited)

								Since
								Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	(08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	8.52%	27.83%	5.17%	6.33%	7.90%	9.28%	10.26%	10.85%
Investment Total Return (c)	11.33	34.04	2.43	6.36	6.31	9.24	10.16	10.44
S&P 500 Index	5.92	15.65	2.35	2.62	3.29	6.80	8.72	9.47	(d)
Dow Jones Industrial Average	7.07	16.49	3.13	4.85	4.74	7.77	10.05	10.77	(d)
Nasdaq Composite Index	5.05	17.19	7.92	4.44	4.96	6.98	9.15	8.39	(d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI EQUITY TRUST INC.
PORTFOLIO CHANGES
Quarter Ended March 31, 2011 (Unaudited)

		Ownership at
		March 31,
	Shares	2011
NET PURCHASES
Common Stocks
Becton, Dickinson and Co.	6,500	10,000
Bell Aliant Inc. *(a)	2,500	2,500
Best Buy Co. Inc.	5,000	10,000
BJ’s Wholesale Club Inc.	22,000	40,000
BP plc, ADR	15,000	123,000
Cephalon Inc.	4,000	5,000
Cisco Systems Inc.	15,000	35,000
Covidien plc (b)	49,000	49,000
CVS Caremark Corp.	5,000	120,000
DISH Network Corp., Cl. A	2,500	102,500
FirstEnergy Corp. (c)	13,340	13,340
Ford Motor Co.	40,000	40,000
Fortune Brands Inc.	15,000	130,000
Freeport-McMoRan Copper & Gold Inc. (d)	4,000	8,000
General Motors Co.	15,000	15,000
Huntington Ingalls Industries Inc. (e)	6,000	6,000
Il Sole 24 Ore SpA	60,000	560,000
Imperial Oil Ltd.	14,000	14,000
InterXion Holding NV	50,000	50,000
iPath S&P 500 VIX Short-Term Futures	32,500	45,000
ITT Corp.	30,000	270,000
Ivanhoe Mines Ltd. (f)	7,350	56,350
Madison Square Garden Inc., Cl. A	37,500	382,000
Marathon Oil Corp.	10,000	22,000
Media General Inc., Cl. A	50,000	200,000
Motorola Mobility Holdings Inc. (g)	20,000	20,000
Motorola Solutions Inc. (g)	18,000	18,000
Navistar International Corp.	16,000	138,000
NII Holdings Inc.	15,000	15,000
SanDisk Corp.	15,000	15,000
Sara Lee Corp.	41,000	691,000
Smiths Group plc	10,000	10,000
Suncor Energy Inc.	40,000	40,000
TE Connectivity Ltd. (h)	55,000	55,000
Telefonica SA, ADR (i)	390,000	585,000
The Boeing Co.	10,000	127,000
The Cheesecake Factory Inc.	10,000	10,000
Thomas & Betts Corp.	10,000	257,000
Tootsie Roll Industries Inc. (j)	3,000	131,000
United States Oil Fund LP	30,000	30,000
Verizon Communications Inc.	7,000	155,000
Vodafone Group plc, ADR	5,000	71,000
Xerox Corp.	10,000	120,000
Yahoo! Inc.	55,000	340,000

NET SALES
Common Stocks
Agrium Inc.	(5,000)	—
Allegheny Energy Inc. (c)	(20,000)	—
America Movil SAB de CV, Cl. L, ADR	(1,000)	75,000
American Express Co.	(2,000)	522,000
AMETEK Inc.	(12,000)	339,000
AMR Corp.	(11,000)	449,000
Anadarko Petroleum Corp.	(2,000)	34,000
Apache Corp.	(4,000)	63,000
Archer-Daniels-Midland Co.	(10,000)	270,000
Artio Global Investors Inc.	(8,500)	61,500
Ascent Media Corp., Cl. A	(1,900)	16,100
Baldor Electric Co. (k)	(120,000)	—
Banco Santander SA, ADR	(1,000)	72,000
BBA Aviation plc	(16,000)	622,462
Beckman Coulter Inc.	(35,000)	—
Bell Aliant Regional Communications Income Fund *(a)	(5,000)	—
Big Lots Inc.	(7,000)	—
Biogen Idec Inc.	(2,500)	32,500
BorgWarner Inc.	(4,000)	87,000
Brasil Telecom SA, ADR	(1,480)	44,000
Cablevision Systems Corp., Cl. A	(20,000)	1,230,000
CBS Corp., Cl. A, Voting	(8,000)	322,000
CH Energy Group Inc.	(1,000)	60,000
Cincinnati Bell Inc.	(30,000)	720,000
Clear Channel Outdoor Holdings Inc., Cl. A	(1,000)	144,000
CMS Energy Corp.	(4,000)	35,000
CNH Global NV	(15,000)	12,000
Commerzbank AG, ADR	(31,000)	79,000
ConocoPhillips	(2,000)	215,000
Constellation Energy Group Inc.	(7,000)	73,000
Cooper Industries plc	(5,000)	190,000
Corn Products International Inc.	(1,000)	30,000
Corning Inc.	(10,000)	450,000
Curtiss-Wright Corp.	(10,000)	335,000
Dean Foods Co.	(10,000)	100,000
Deere & Co.	(20,000)	385,000
Del Monte Foods Co. (k)	(20,000)	—
Deutsche Bank AG	(15,000)	185,000
Deutsche Telekom AG, ADR	(10,000)	145,000
Diamond Offshore Drilling Inc.	(5,000)	5,000
DIRECTV, Cl. A	(40,000)	527,000
Discovery Communications Inc., Cl. A	(5,000)	90,000
Discovery Communications Inc., Cl. C	(5,000)	90,000
See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
PORTFOLIO CHANGES (Continued)
Quarter Ended March 31, 2011 (Unaudited)

		Ownership at
		March 31,
	Shares	2011
NET SALES (Continued)
Common Stocks (Continued)
Duke Energy Corp.	(10,000)	105,000
E.I. du Pont de Nemours and Co.	(8,000)	20,000
Eastman Kodak Co.	(15,000)	135,000
El Paso Corp.	(5,000)	225,000
El Paso Electric Co.	(5,000)	260,000
Endo Pharmaceuticals Holdings Inc.	(5,000)	—
Fastweb SpA (l)	(5,000)	—
Flowers Foods Inc.	(10,000)	60,000
Gaylord Entertainment Co.	(6,000)	191,000
GenCorp Inc.	(20,000)	285,000
General Electric Co.	(3,000)	212,000
Genuine Parts Co.	(7,000)	265,000
GrafTech International Ltd.	(15,000)	55,000
Great Plains Energy Inc.	(10,000)	15,000
Greif Inc., Cl. A	(2,000)	183,000
Grupo Bimbo SAB de CV, Cl. A	(70,000)	590,000
Grupo Televisa SA, ADR	(19,196)	655,804
Interval Leisure Group Inc.	(2,500)	34,500
J. Crew Group Inc.	(5,000)	—
Johnson & Johnson	(3,000)	42,000
Johnson Controls Inc.	(18,000)	151,000
JPMorgan Chase & Co.	(2,000)	59,088
Kraft Foods Inc., Cl. A	(2,278)	160,000
Liberty Global Inc., Cl. A	(12,000)	110,000
Liberty Global Inc., Cl. C	(12,000)	110,000
Liberty Media Corp. — Capital, Cl.A	(1,000)	76,000
Liberty Media Corp. — Interactive, Cl. A	(10,000)	205,000
Liberty Media Corp. — Starz, Cl. A	(3,000)	24,000
LIN TV Corp., Cl. A	(4,000)	36,000
Lufkin Industries Inc.	(1,500)	202,500
Massey Energy Co.	(5,000)	—
MEMC Electronic Materials Inc.	(20,000)	—
MGM Resorts International	(4,000)	25,000
Motorola Inc. (g)	(200,000)	—
National Presto Industries Inc.	(1,000)	12,000
NCR Corp.	(5,000)	90,000
News Corp., Cl. A	(15,000)	1,260,000
Noble Corp.	(5,000)	15,000
Northeast Utilities	(30,000)	165,000
Northrop Grumman Corp. (e)	(4,000)	36,000
NSTAR	(5,000)	—
Omnova Solutions Inc.	(3,000)	267,000
O’Reilly Automotive Inc.	(9,000)	104,000
PACCAR Inc.	(6,000)	81,750
Pinnacle Entertainment Inc.	(20,000)	45,000
Precision Castparts Corp.	(1,000)	88,000
Qwest Communications International Inc.	(50,000)	—
Rayonier Inc.	(1,984)	23,000
Republic Services Inc.	(5,000)	210,000
Rollins Inc.	(7,845)	1,420,000
Rolls-Royce Group plc., Cl.C (m)	(76,800,000)	—
Safeway Inc.	(10,000)	—
Scripps Networks Interactive Inc., Cl. A	(1,000)	119,000
Skyline Corp.	(500)	30,000
Symantec Corp.	(10,000)	—
Telecom Argentina SA, ADR	(1,000)	27,000
Telefonos de Mexico SAB de CV, Cl. L, ADR	(1,000)	36,000
Telephone & Data Systems Inc., Special	(3,000)	321,000
The Central Europe and Russia Fund Inc.	(1,000)	102,000
The Charles Schwab Corp.	(3,000)	40,000
The Children’s Place Retail Stores Inc.	(5,000)	—
The Coca-Cola Co.	(8,000)	65,000
The Hershey Co.	(3,000)	53,000
The Interpublic Group of Companies Inc.	(10,000)	320,000
The Kroger Co.	(10,000)	—
The McGraw-Hill Companies Inc.	(5,000)	125,000
The Mosaic Co.	(5,000)	10,000
The St. Joe Co.	(14,000)	150,000
Time Warner Inc.	(10,000)	270,000
Transocean Ltd.	(1,000)	15,000
Tyco Electronics Ltd. (h)	(59,000)	—
Tyco International Ltd.	(7,000)	200,000
Tyson Foods Inc., Cl. A	(5,000)	70,000
Visa Inc., Cl. A	(4,000)	4,000
Vivendi	(10,000)	380,000
Walgreen Co.	(15,000)	65,000
Wal-Mart Stores Inc.	(10,000)	40,000
Warner Chilcott plc, Cl. A	(10,000)	—
Watts Water Technologies Inc., Cl. A	(5,000)	164,000
Wells Fargo & Co.	(3,000)	287,000
Westar Energy Inc.	(5,000)	245,000
William Demant Holding A/S	(1,000)	63,000
Wisconsin Energy Corp.	(4,000)	—
Rights
Ivanhoe Mines Ltd., expire 01/26/11 (f)	(49,000)	—
Warrants
GenOn Energy Inc., expire 01/03/11	(12,183)	—
See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
PORTFOLIO CHANGES (Continued)
Quarter Ended March 31, 2011 (Unaudited)

*	Denoted in units.

(a)	Reorganization — 1 unit of Bell Aliant Inc. for every 1 unit of Bell Aliant Regional Communications Income Fund held. 2,500 units were sold after the reorganization.

(b)	CUSIP change from G2554F105 to G2554F113. 3,000 shares were sold after the change of CUSIP.

(c)	Merger — 0.667 shares of FirstEnergy Corp. for every 1 share of Allegheny Energy Inc. held.

(d)	Stock Split — 2:1

(e)	Spin-off — 0.16666 shares of New Huntington Ingalls Industries Inc. for every 1 share of Northrop Grumman Corp. held. 4,000 shares of Northrop Grumman Corp. were sold prior to the spin-off.

(f)	Rights Exercised — 3 shares of Ivanhoe Mines Ltd. for every 20 shares of Ivanhoe Mines Ltd., Rights which expire 01/26/11.

(g)	Merger — 0.125 shares of Motorola Mobility Holdings Inc. and 0.1428571428 shares of Motorola Solutions Inc. for every 1 share of Motorola Inc. held. 5,000 shares of Motorola Mobility Holdings Inc. and 10,571 shares of Motorola Solutions Inc. were sold after the merger.

(h)	CUSIP and name change from Tyco Electronics Ltd. (H8912P106) to TE Connectivity Ltd. (H84989104). 4,000 Shares of TE Connectivity Ltd. were sold after CUSIP and name change.

(i)	Stock Split — 3 shares for every 1 share held.

(j)	Stock Dividend — 0.03 for every 1 share held. 840 shares were sold after the stock dividend.

(k)	Tender Offer — $63.50 for every 1 share held.

(l)	Tender Offer — €18.00 for every 1 share held.

(m)	Tender Offer — £0.001 for every 1 share held.
See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 99.6%
	Food and Beverage — 9.9%
32,000	Brown-Forman Corp., Cl. A	$2,171,520
6,250	Brown-Forman Corp., Cl. B	426,875
70,000	Campbell Soup Co.	2,317,700
15,000	Coca-Cola Enterprises Inc.	409,500
100,000	Constellation Brands Inc., Cl. A†	2,028,000
30,000	Corn Products International Inc.	1,554,600
225,000	Danone	14,698,244
600,000	Davide Campari — Milano SpA	4,059,409
100,000	Dean Foods Co.†	1,000,000
203,000	Diageo plc, ADR	15,472,660
100,000	Dr Pepper Snapple Group Inc.	3,716,000
60,000	Flowers Foods Inc.	1,633,800
85,000	Fomento Economico Mexicano SAB de CV, ADR	4,989,500
40,000	General Mills Inc.	1,462,000
590,000	Grupo Bimbo SAB de CV, Cl. A	5,002,459
84,000	H.J. Heinz Co.	4,100,880
39,000	Heineken NV	2,130,956
120,000	ITO EN Ltd.	2,090,406
15,000	ITO EN Ltd., Preference	198,365
14,000	Kellogg Co.	755,720
66,000	Kerry Group plc, Cl. A	2,459,964
160,000	Kraft Foods Inc., Cl. A	5,017,600
11,500	LVMH Moet Hennessy Louis Vuitton SA	1,820,456
1,000	MEIJI Holdings Co. Ltd.	40,214
70,000	Morinaga Milk Industry Co. Ltd.	249,940
25,000	Nestlé SA	1,433,043
210,000	PepsiCo Inc.	13,526,100
46,000	Pernod-Ricard SA	4,296,080
64,000	Ralcorp Holdings Inc.†	4,379,520
40,673	Remy Cointreau SA	3,063,070
691,000	Sara Lee Corp.	12,209,970
65,000	The Coca-Cola Co.	4,312,750
20,000	The Hain Celestial Group Inc.†	645,600
53,000	The Hershey Co.	2,880,550
2,000	The J.M. Smucker Co.	142,780
131,000	Tootsie Roll Industries Inc.	3,715,160
70,000	Tyson Foods Inc., Cl. A	1,343,300
380,000	YAKULT HONSHA Co. Ltd.	9,712,431

		141,467,122

	Cable and Satellite — 8.1%
1,230,000	Cablevision Systems Corp., Cl. A	42,570,300
105,000	Comcast Corp., Cl. A, Special	2,438,100
527,000	DIRECTV, Cl. A†	24,663,600
102,500	DISH Network Corp., Cl. A†	2,496,900
30,740	EchoStar Corp., Cl. A†	1,163,509
110,000	Liberty Global Inc., Cl. A†	4,555,100
110,000	Liberty Global Inc., Cl. C†	4,398,900
483,690	Rogers Communications Inc., Cl. B, New York	17,606,316
19,310	Rogers Communications Inc., Cl. B, Toronto	701,892
119,000	Scripps Networks Interactive Inc., Cl. A	5,960,710
155,000	Shaw Communications Inc., Cl. B, New York	3,265,850
40,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	843,321
70,000	Time Warner Cable Inc.	4,993,800

		115,658,298

	Financial Services — 7.9%
522,000	American Express Co. (a)	23,594,400
19,452	Argo Group International Holdings Ltd.	642,694
61,500	Artio Global Investors Inc.	993,840
72,000	Banco Santander SA, ADR	843,840
130	Berkshire Hathaway Inc., Cl. A†	16,289,000
10,000	Calamos Asset Management Inc., Cl. A	165,900
380,000	Citigroup Inc.†	1,679,600
79,000	Commerzbank AG, ADR†	617,780
185,000	Deutsche Bank AG	10,927,950
10,000	Fortress Investment Group LLC, Cl. A†	56,800
22,000	H&R Block Inc.	368,280
17,000	Interactive Brokers Group Inc., Cl. A	270,130
185,000	Janus Capital Group Inc.	2,306,950
59,088	JPMorgan Chase & Co.	2,723,957
30,000	Kinnevik Investment AB, Cl. A	698,680
149,000	Legg Mason Inc.	5,377,410
127,000	Leucadia National Corp.	4,767,580
5,000	Loews Corp.	215,450
155,000	Marsh & McLennan Companies Inc.	4,620,550
15,000	Moody’s Corp.	508,650
22,000	Och-Ziff Capital Management Group LLC, Cl. A	359,040
120,000	State Street Corp.	5,392,800
20,000	SunTrust Banks Inc.	576,800
140,000	T. Rowe Price Group Inc.	9,298,800
185,000	The Bank of New York Mellon Corp.	5,525,950
40,000	The Charles Schwab Corp.	721,200
15,000	The Dun & Bradstreet Corp.	1,203,600
90,000	Waddell & Reed Financial Inc., Cl. A	3,654,900
287,000	Wells Fargo & Co.	9,097,900

		113,500,431

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Energy and Utilities — 7.5%
3,500	AGL Resources Inc.	$139,440
34,000	Anadarko Petroleum Corp.	2,785,280
63,000	Apache Corp.	8,247,960
123,000	BP plc, ADR	5,429,220
60,000	CH Energy Group Inc.	3,032,400
35,000	CMS Energy Corp.	687,400
215,000	ConocoPhillips	17,169,900
73,000	Constellation Energy Group Inc.	2,272,490
5,000	Diamond Offshore Drilling Inc.	388,500
60,000	DPL Inc.	1,644,600
105,000	Duke Energy Corp.	1,905,750
225,000	El Paso Corp.	4,050,000
260,000	El Paso Electric Co.†	7,904,000
75,000	Exxon Mobil Corp.	6,309,750
13,340	FirstEnergy Corp.	494,781
15,000	GenOn Energy Inc.†	57,150
140,000	GenOn Energy Inc., Escrow† (b)	0
15,000	Great Plains Energy Inc.	300,300
200,000	Halliburton Co.	9,968,000
14,000	Imperial Oil Ltd.	714,980
22,000	Marathon Oil Corp.	1,172,820
32,000	NextEra Energy Inc.	1,763,840
2,000	Niko Resources Ltd., OTC	190,720
1,000	Niko Resources Ltd., Toronto	95,926
10,000	NiSource Inc.	191,800
15,000	Noble Corp.	684,300
165,000	Northeast Utilities	5,709,000
19,000	Oceaneering International Inc.†	1,699,550
100,000	Progress Energy Inc., CVO†	14,500
185,000	Rowan Companies Inc.†	8,173,300
5,000	SJW Corp.	115,750
20,000	Southwest Gas Corp.	779,400
130,000	Spectra Energy Corp.	3,533,400
40,000	Suncor Energy Inc.	1,793,600
20,000	TECO Energy Inc.	375,200
60,000	The AES Corp.†	780,000
15,000	Transocean Ltd.†	1,169,250
245,000	Westar Energy Inc.	6,472,900

		108,217,157

	Diversified Industrial — 7.1%
3,000	Acuity Brands Inc.	175,470
158,000	Ampco-Pittsburgh Corp.	4,357,640
190,000	Cooper Industries plc	12,331,000
235,000	Crane Co.	11,381,050
212,000	General Electric Co.	4,250,600
183,000	Greif Inc., Cl. A	11,970,030
12,000	Greif Inc., Cl. B	739,200
415,000	Honeywell International Inc.	24,779,650
270,000	ITT Corp.	16,213,500
10,000	Jardine Strategic Holdings Ltd.	267,000
30,000	Material Sciences Corp.†	216,300
98,000	Park-Ohio Holdings Corp.†	2,024,680
1,000	Pentair Inc.	37,790
10,000	Smiths Group plc	208,066
20,500	Sulzer AG	3,088,949
30,000	Trinity Industries Inc.	1,100,100
200,000	Tyco International Ltd.	8,954,000

		102,095,025

	Equipment and Supplies — 6.5%
339,000	AMETEK Inc.	14,871,930
4,000	Amphenol Corp., Cl. A	217,560
94,000	CIRCOR International Inc.	4,419,880
191,000	Donaldson Co. Inc.	11,706,390
100,000	Flowserve Corp.	12,880,000
23,000	Franklin Electric Co. Inc.	1,062,600
60,000	Gerber Scientific Inc.†	561,600
55,000	GrafTech International Ltd.†	1,134,650
300,000	IDEX Corp.	13,095,000
40,000	Ingersoll-Rand plc	1,932,400
202,500	Lufkin Industries Inc.	18,927,675
11,000	Mueller Industries Inc.	402,820
2,000	Sealed Air Corp.	53,320
70,000	Tenaris SA, ADR	3,462,200
4,000	The Manitowoc Co. Inc.	87,520
70,000	The Weir Group plc	1,943,820
164,000	Watts Water Technologies Inc., Cl. A	6,263,160

		93,022,525

	Entertainment — 5.3%
32,000	Canal+ Groupe	253,644
2,002	Chestnut Hill Ventures† (b)	91,191
90,000	Discovery Communications Inc., Cl. A†	3,591,000
90,000	Discovery Communications Inc., Cl. C†	3,168,900
500	DreamWorks Animation SKG Inc., Cl. A†	13,965
655,804	Grupo Televisa SA, ADR†	16,086,872
24,000	Liberty Media Corp. — Starz, Cl. A†	1,862,400
382,000	Madison Square Garden Inc., Cl. A†	10,310,180
10,000	Regal Entertainment Group, Cl. A	135,000
270,000	Time Warner Inc.	9,639,000
100,000	Tokyo Broadcasting System Holdings Inc.	1,175,763
110,000	Universal Entertainment Corp.†	3,228,060
300,000	Viacom Inc., Cl. A	15,987,000
See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

			Market
Shares			Value
		COMMON STOCKS (Continued)
		Entertainment (Continued)
380,000		Vivendi	$10,851,450

			76,394,425

		Telecommunications — 4.5%
65,000		BCE Inc.	2,362,100
2,500	(c)	Bell Aliant Inc. (d)	69,211
44,000		Brasil Telecom SA, ADR	1,188,440
15,801		Brasil Telecom SA, Cl. C, ADR	169,703
1,100,000		BT Group plc	3,275,153
7,040,836		Cable & Wireless Jamaica Ltd.† (e)	21,441
720,000		Cincinnati Bell Inc.†	1,929,600
145,000		Deutsche Telekom AG, ADR	2,235,900
44,000		Hellenic Telecommunications Organization SA	491,369
16,000		Hellenic Telecommunications Organization SA, ADR	87,520
95,000		Koninklijke KPN NV†	1,618,293
15,000		NII Holdings Inc.†	625,050
1,100,000		Sprint Nextel Corp.†	5,104,000
159,000		Tele Norte Leste Participacoes SA, ADR	2,787,270
27,000		Telecom Argentina SA, ADR	669,600
600,000		Telecom Italia SpA	922,593
585,000		Telefonica SA, ADR	14,753,700
36,000		Telefonos de Mexico SAB de CV, Cl. L, ADR	657,360
270,000		Telephone & Data Systems Inc.	9,099,000
321,000		Telephone & Data Systems Inc., Special	9,475,920
15,000		TELUS Corp.	766,942
155,000		Verizon Communications Inc.	5,973,700

			64,283,865

		Consumer Products — 4.3%
65,000		Avon Products Inc.	1,757,600
17,000		Christian Dior SA	2,393,087
12,000		Church & Dwight Co. Inc.	952,080
9,000		Clorox Co.	630,630
135,000		Eastman Kodak Co.†	436,050
95,000		Energizer Holdings Inc.†	6,760,200
130,000		Fortune Brands Inc.	8,045,700
2,266		Givaudan SA†	2,278,335
60,000		Hanesbrands Inc.†	1,622,400
30,000		Harley-Davidson Inc.	1,274,700
4,000		Jarden Corp.	142,280
8,000		Mattel Inc.	199,440
12,000		National Presto Industries Inc.	1,352,160
10,000		Oil-Dri Corp. of America	213,000
56,000		Reckitt Benckiser Group plc	2,876,539
33,000		Svenska Cellulosa AB, Cl. B	531,187
890,000		Swedish Match AB	29,596,635
1,000		The Estee Lauder Companies Inc., Cl. A	96,360

			61,158,383

		Automotive: Parts and Accessories — 3.7%
87,000		BorgWarner Inc.†	6,933,030
157,000		CLARCOR Inc.	7,054,010
215,000		Dana Holding Corp.†	3,738,850
265,000		Genuine Parts Co.	14,214,600
151,000		Johnson Controls Inc.	6,277,070
135,000		Midas Inc.†	1,035,450
280,000		Modine Manufacturing Co.†	4,519,200
104,000		O’Reilly Automotive Inc.†	5,975,840
175,000		Standard Motor Products Inc.	2,420,250
45,000		Superior Industries International Inc.	1,153,800

			53,322,100

		Health Care — 3.3%
12,000		Abbott Laboratories	588,600
14,046		Allergan Inc.	997,547
38,000		Amgen Inc.†	2,031,100
38,000		Baxter International Inc.	2,043,260
10,000		Becton, Dickinson and Co.	796,200
32,500		Biogen Idec Inc.†	2,385,175
200,000		Boston Scientific Corp.†	1,438,000
85,000		Bristol-Myers Squibb Co.	2,246,550
5,000		Cephalon Inc.†	378,900
49,000		Covidien plc	2,545,060
30,000		Henry Schein Inc.†	2,105,100
15,000		Hospira Inc.†	828,000
42,000		Johnson & Johnson	2,488,500
74,000		Life Technologies Corp.†	3,879,080
51,000		Mead Johnson Nutrition Co.	2,954,430
100,000		Merck & Co. Inc.	3,301,000
10,000		Nobel Biocare Holding AG†	207,295
97,000		Novartis AG, ADR	5,271,950
95,000		UnitedHealth Group Inc.	4,294,000
4,000		Waters Corp.†	347,600
12,000		Watson Pharmaceuticals Inc.†	672,120
63,000		William Demant Holding A/S†	5,455,561
7,000		Zimmer Holdings Inc.†	423,710

			47,678,738

		Machinery — 2.8%
15,000		Caterpillar Inc.	1,670,250
12,000		CNH Global NV†	582,600
385,000		Deere & Co.	37,302,650

			39,555,500

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Consumer Services — 2.5%
100,000	IAC/InterActiveCorp.†	$3,089,000
205,000	Liberty Media Corp. — Interactive, Cl. A†	3,288,200
1,420,000	Rollins Inc.	28,826,000

		35,203,200

	Publishing — 2.4%
560,000	Il Sole 24 Ore SpA†	1,047,589
200,000	Media General Inc., Cl. A†	1,376,000
114,000	Meredith Corp.	3,866,880
1,260,000	News Corp., Cl. A	22,125,600
20,000	News Corp., Cl. B	372,400
27,000	The E.W. Scripps Co., Cl. A†	267,300
125,000	The McGraw-Hill Companies Inc.	4,925,000

		33,980,769

	Retail — 2.1%
100,000	AutoNation Inc.†	3,537,000
500	AutoZone Inc.†	136,780
10,000	Best Buy Co. Inc.	287,200
40,000	BJ’s Wholesale Club Inc.†	1,952,800
40,000	Coldwater Creek Inc.†	105,600
40,000	Costco Wholesale Corp.	2,932,800
120,000	CVS Caremark Corp.	4,118,400
29,000	HSN Inc.†	928,870
390,000	Macy’s Inc.	9,461,400
50,000	Sally Beauty Holdings Inc.†	700,500
10,000	The Cheesecake Factory Inc.†	300,900
40,000	Wal-Mart Stores Inc.	2,082,000
65,000	Walgreen Co.	2,609,100
22,000	Whole Foods Market Inc.	1,449,800

		30,603,150

	Business Services — 2.0%
6,000	ACCO Brands Corp.†	57,240
16,100	Ascent Media Corp., Cl. A†	786,485
144,000	Clear Channel Outdoor Holdings Inc., Cl. A†	2,095,200
180,000	Contax Participacoes SA, ADR	507,600
100,000	Diebold Inc.	3,546,000
5,230	Edenred†	157,837
200,000	G4S plc	819,430
1,000	Hertz Global Holdings Inc.†	15,630
12,000	Jardine Matheson Holdings Ltd.	534,480
91,000	Landauer Inc.	5,598,320
40,500	MasterCard Inc., Cl. A	10,194,660
30,000	Monster Worldwide Inc.†	477,000
320,000	The Interpublic Group of Companies Inc.	4,022,400
4,000	Visa Inc., Cl. A	294,480

		29,106,762

	Specialty Chemicals — 1.9%
12,000	Ashland Inc.	693,120
20,000	E.I. du Pont de Nemours and Co.	1,099,400
455,000	Ferro Corp.†	7,548,450
4,000	FMC Corp.	339,720
45,000	H.B. Fuller Co.	966,600
70,000	International Flavors & Fragrances Inc.	4,361,000
267,000	Omnova Solutions Inc.†	2,101,290
235,000	Sensient Technologies Corp.	8,422,400
100,000	Zep Inc.	1,741,000

		27,272,980

	Aerospace — 1.9%
622,462	BBA Aviation plc	2,029,072
27,800	Kaman Corp.	978,560
4,000	Lockheed Martin Corp.	321,600
36,000	Northrop Grumman Corp.	2,257,560
1,200,000	Rolls-Royce Group plc†	11,916,064
127,000	The Boeing Co.	9,389,110

		26,891,966

	Aviation: Parts and Services — 1.8%
335,000	Curtiss-Wright Corp.	11,771,900
285,000	GenCorp Inc.†	1,704,300
88,000	Precision Castparts Corp.	12,951,840

		26,428,040

	Hotels and Gaming — 1.8%
20,000	Accor SA	898,642
191,000	Gaylord Entertainment Co.†	6,623,880
70,000	Genting Singapore plc†	113,844
34,500	Interval Leisure Group Inc.†	564,075
1,500,087	Ladbrokes plc	3,188,550
50,000	Las Vegas Sands Corp.†	2,111,000
3,900,000	Mandarin Oriental International Ltd.	8,151,000
25,000	MGM Resorts International†	328,750
32,000	Orient-Express Hotels Ltd., Cl. A†	395,840
45,000	Pinnacle Entertainment Inc.†	612,900
34,000	Starwood Hotels & Resorts Worldwide Inc.	1,976,080
200,000	The Hongkong & Shanghai Hotels Ltd.	366,649
2,000	Wynn Resorts Ltd.	254,500

		25,585,710

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Communications Equipment — 1.8%
35,000	Cisco Systems Inc.	$600,250
450,000	Corning Inc.	9,283,500
257,000	Thomas & Betts Corp.†	15,283,790

		25,167,540

	Wireless Communications — 1.5%
75,000	America Movil SAB de CV, Cl. L, ADR	4,357,500
10,000	Millicom International Cellular SA	961,700
20,000	Motorola Mobility Holdings Inc.†	488,000
18,000	Motorola Solutions Inc.†	804,420
1,500	NTT DoCoMo Inc.	2,636,451
32,165	Tim Participacoes SA, ADR	1,404,002
115,400	United States Cellular Corp.†	5,941,946
56,938	Vivo Participacoes SA, ADR	2,299,157
71,000	Vodafone Group plc, ADR	2,041,250

		20,934,426

	Metals and Mining — 1.2%
15,000	Agnico-Eagle Mines Ltd.	995,250
53,000	Alcoa Inc.	935,450
85,000	Barrick Gold Corp.	4,412,350
8,000	Freeport-McMoRan Copper & Gold Inc.	444,400
56,350	Ivanhoe Mines Ltd.†	1,547,371
52,000	New Hope Corp. Ltd.	267,856
155,000	Newmont Mining Corp.	8,459,900

		17,062,577

	Electronics — 1.2%
20,000	Bel Fuse Inc., Cl. A	479,800
4,000	Hitachi Ltd., ADR	206,520
100,000	Intel Corp.	2,017,000
35,000	Koninklijke Philips Electronics NV†	1,125,950
75,000	LSI Corp.†	510,000
2,400	Mettler-Toledo International Inc.†	412,800
35,000	Molex Inc., Cl. A	724,150
2,000	Rovi Corp.†	107,300
55,000	TE Connectivity Ltd.	1,915,100
275,000	Texas Instruments Inc.	9,504,000

		17,002,620

	Broadcasting — 1.1%
322,000	CBS Corp., Cl. A, Voting	8,088,640
2,000	Cogeco Inc.	85,591
25,334	Corus Entertainment Inc., Cl. B, OTC	542,908
6,666	Corus Entertainment Inc., Cl. B, Toronto	142,052
36,000	Gray Television Inc.†	74,520
76,000	Liberty Media Corp. — Capital, Cl. A†	5,598,920
36,000	LIN TV Corp., Cl. A†	213,480
100,000	Television Broadcasts Ltd.	587,513

		15,333,624

	Automotive — 1.0%
40,000	Ford Motor Co.†	596,400
15,000	General Motors Co.†	465,450
138,000	Navistar International Corp.†	9,567,540
81,750	PACCAR Inc.	4,279,613

		14,909,003

	Environmental Services — 0.9%
210,000	Republic Services Inc.	6,308,400
190,000	Waste Management Inc.	7,094,600

		13,403,000

	Agriculture — 0.9%
270,000	Archer-Daniels-Midland Co.	9,722,700
21,000	Monsanto Co.	1,517,460
15,000	Syngenta AG, ADR	977,550
10,000	The Mosaic Co.	787,500

		13,005,210

	Computer Software and Services — 0.8%
45,000	AOL Inc.†	878,850
10,000	Check Point Software Technologies Ltd.†	510,500
50,000	InterXion Holding NV†	650,000
90,000	NCR Corp.†	1,695,600
28,000	Rockwell Automation Inc.	2,650,200
340,000	Yahoo! Inc.†	5,661,000

		12,046,150

	Transportation — 0.6%
449,000	AMR Corp.†	2,900,540
158,000	GATX Corp.	6,108,280
3,000	Grupo TMM SA, Cl. A, ADR†	7,290
6,000	Huntington Ingalls Industries Inc.†	249,000

		9,265,110

	Closed-End Funds — 0.4%
30,000	Royce Value Trust Inc.	461,700
102,000	The Central Europe and Russia Fund Inc.	4,621,620
70,957	The New Germany Fund Inc.	1,230,394

		6,313,714

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Real Estate — 0.4%
55,500	Griffin Land & Nurseries Inc.	$1,785,990
150,000	The St. Joe Co.†	3,760,500

		5,546,490

	Computer Hardware — 0.1%
15,000	SanDisk Corp.†	691,350
120,000	Xerox Corp.	1,278,000

		1,969,350

	Real Estate Investment Trusts — 0.1%
2,000	Camden Property Trust	113,640
23,000	Rayonier Inc.	1,433,130

		1,546,770

	Exchange Traded Notes — 0.1%
45,000	iPath S&P500 VIX Short-Term Futures†	1,321,200

		1,321,200

	Exchange Traded Funds — 0.1%
30,000	United States Oil Fund LP†	1,277,400

		1,277,400

	Manufactured Housing and Recreational Vehicles — 0.1%
6,400	Martin Marietta Materials Inc.	573,888
9,500	Nobility Homes Inc.†	87,400
30,000	Skyline Corp.	601,500

		1,262,788

	TOTAL COMMON STOCKS	1,428,793,118

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
23,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	906,200

	TOTAL CONVERTIBLE PREFERRED STOCKS	906,200

	WARRANTS — 0.0%
	Retail — 0.0%
150,000	Talbots Inc., expire 04/06/15†	90,000

	CONVERTIBLE CORPORATE BONDS — 0.2%
	Diversified Industrial — 0.2%
$2,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (d)	2,252,500

		2,252,500

	Retail — 0.0%
2,000,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11†	680,000

	TOTAL CONVERTIBLE CORPORATE BONDS	2,932,500

	CORPORATE BONDS — 0.0%
	Consumer Products — 0.0%
1,000,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/11† (b)	0

	TOTAL CORPORATE BONDS	0

	U.S. GOVERNMENT OBLIGATIONS — 0.1%
1,320,000	U.S. Treasury Bills,
	0.150% to 0.180%††,
	06/30/11 to 08/04/11 (a)	1,319,587

TOTAL INVESTMENTS — 100.0% (Cost $929,385,800)		$1,434,041,405

	Aggregate tax cost	$943,769,592

	Gross unrealized appreciation	$574,523,938
	Gross unrealized depreciation	(84,252,125)

	Net unrealized appreciation/ depreciation	$490,271,813

Notional		Termination	Unrealized
Amount		Date	Appreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT
$557,584
(60,000 Shares)	Rolls-Royce Group plc	06/27/11	$28,884

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Number of		Expiration	Unrealized
Contracts		Date	Depreciation
	FUTURES CONTRACTS — SHORT POSITION
610	S&P 500 E-Mini Futures (f)	06/17/11	$(940,800)

(a)	Security, or a portion thereof, with a value of $5,519,653 were pledged as collateral for futures contracts.

(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2011, the market value of fair valued securities amounted to $91,191 or 0.01% of total investments.

(c)	Denoted in units.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the market value of the Rule 144A security amounted to $2,321,711 or 0.16% of total investments.

(e)	At March 31, 2011, the Fund held an investment in a restricted security amounting to $21,441 or 0.00% of total investments, which was valued under methods approved by the Board of Directors as follows: (f) At March 31, 2011, the Fund has entered into futures contracts with UBS AG.

				03/31/11
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0030

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	80.8%	$1,159,166,742
Europe	14.2	203,861,444
Latin America	2.9	41,186,727
Japan	1.4	19,538,150
Asia/Pacific	0.7	10,288,342

Total Investments	100.0%	$1,434,041,405

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
     The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2011 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 3/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$108,217,157	—	$0	$108,217,157
Entertainment	76,303,234	—	91,191	76,394,425
Other Industries (a)	1,244,181,536	—	—	1,244,181,536

Total Common Stocks	1,428,701,927	—	91,191	1,428,793,118

Convertible Preferred Stocks (a)	906,200	—	—	906,200
Warrants (a)	90,000	—	—	90,000
Convertible Corporate Bonds	680,000	$2,252,500	—	2,932,500
Corporate Bonds	—	—	0	0
U.S. Government Obligations	—	1,319,587	—	1,319,587

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$1,430,378,127	$3,572,087	$91,191	$1,434,041,405

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$28,884	$—	$28,884
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACTS
Futures Contracts Sold (b)	(940,800)	—	—	(940,800)

TOTAL OTHER FINANCIAL INSTRUMENTS	$(940,800)	$28,884	$—	$(911,916)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

(b)	Represents cumulative unrealized depreciation of futures contracts as reported in the Notes to Financial Statements.

*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
     The Fund did not have significant transfers between Level 1 and Level 2 during the period ended March 31, 2011.

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

										Net change
										in unrealized
										appreciation/
										depreciation
				Change in						during the
	Balance	Accrued	Realized	unrealized			Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/			into	out of	as of	investments held
	12/31/10	(premiums)	(loss)	depreciation	Purchases	Sales	Level 3†	Level 3†	3/31/11	at 3/31/11

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Entertainment	91,191	—	—	—	—	—	—	—	91,191	—

Total Common Stocks	91,191	—	—	—	—	—	—	—	91,191	—

Warrants	85	—	(36,353)	36,268	—	(0)	—	—	—	—
Convertible Corporate Bonds	630,000	—	—	—	—	—	—	(630,000)	—	—
Corporate Bonds	0	—	—	—	—	—	—	—	0	—

TOTAL INVESTMENTS IN SECURITIES	$721,276	$—	$(36,353)	$36,268	$—	$(0)	$—	$(630,000)	$91,191	$—

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
Restricted and Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at March 31, 2011. For the restricted securities the Fund held as of March 31, 2011, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     The Fund’s derivative contracts held at March 31, 2011, if any, are not accounted for as hedging instruments under GAAP.
     Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     In the case of call options, these exercise prices are referred to as “in-the-money”, “at-the-money”, and “out-of-the-money”, respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline, during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the period ended March 31, 2011, the Fund held no investments in options.
     Swap Agreements. The Fund may enter into equity contract for difference and interest rate swap or cap transactions for the purpose of increasing the income of the Fund or hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
During the period ended March 31, 2011, the Fund held no investments in interest rate swap agreements.
     The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at March 31, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Appreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$557,584 (60,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/27/11	$28,884
     The Fund’s volume of activity in equity contract for difference swap agreements during the period ended March 31, 2011 had an average monthly notional amount of approximately $600,564.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at March 31, 2011 are reflected within the Schedule of Investments.
     The Fund’s volume of activity in equity futures contracts sold during the period ended March 31, 2011 had an average monthly notional value of approximately $35,604,225.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended March 31, 2011, the Fund held no investments in forward foreign exchange contracts.
     The following table summarizes the net unrealized appreciation/depreciation of derivatives held at March 31, 2011 by primary risk exposure:

Net Appreciation/
Asset Derivatives:	Depreciation

Equity Contract	$28,884

Liability Derivatives:

Equity Contracts	$(940,800)
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $72,413,822 which are available to reduce future required distributions of net capital gains to shareholders. $5,677,952 of the loss carryforward is available through 2016; and $53,348,591 is available through 2017; and $13,387,279 is available through 2018.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:
The Gabelli Equity Trust Inc.
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS
THE GABELLI EQUITY TRUST INC.
One Corporate Center, Rye, NY 10580-1422
Directors

Mario J. Gabelli, CFA
     Chairman & Chief Executive Officer,
     GAMCO Investors, Inc.

Dr. Thomas E. Bratter
     President & Founder, John Dewey Academy

Anthony J. Colavita
     President,
     Anthony J. Colavita, P.C.

James P. Conn
     Former Managing Director &
     Chief Investment Officer,
     Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.
     President & Chief Executive Officer,
     American Gaming Association

Arthur V. Ferrara
     Former Chairman & Chief Executive Officer,
     Guardian Life Insurance Company of America

Anthony R. Pustorino
     Certified Public Accountant,
     Professor Emeritus, Pace University

Salvatore J. Zizza
     Chairman, Zizza & Co., Ltd.
Officers

Bruce N. Alpert
     President

Carter W. Austin
     Vice President

Peter D. Goldstein
     Chief Compliance Officer

Molly A.F. Marion
     Vice President & Ombudsman

Agnes Mullady
     Treasurer & Secretary

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
The Bank of New York Mellon

Counsel
Willkie Farr & Gallagher LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.

Stock Exchange Listing

		5.875%	6.20%
	Common	Preferred	Preferred
NYSE–Symbol:	GAB	GAB PrD	GAB PrF
Shares Outstanding:	181,682,556	2,363,860	5,850,402
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.
The NASDAQ symbol for the Net Asset Value is “XGABX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)          The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 5/31/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 5/31/11

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/31/11

*	Print the name and title of each signing officer under his or her signature.